UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2018

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Adoption of Compensatory Plan.

At the annual meeting of shareholders of First United Corporation (the “Corporation”) held on May 17, 2018 (the “2018 Meeting”), the shareholders approved the First United Corporation 2018 Equity Compensation Plan (the “Plan”). By its terms, the Plan became effective upon such approval. The material terms and conditions of the Plan were described in the Corporation’s definitive proxy statement on Schedule 14A for the 2018 Meeting, which was filed with the Securities and Exchange Commission on March 20, 2018, under the heading, “APPROVAL OF THE EQUITY PLAN (Proposal 2)”, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)	Voting Results.

At the 2018 Meeting, the Corporation’s shareholders voted on the four proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of four nominees to serve on the Corporation’s Board of Directors until the 2021 annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Robert W. Kurtz	4,227,129	121,118	1,086,225
Elaine L. McDonald	4,197,550	150,697	1,086,225
Gary R. Ruddell	4,189,473	158,774	1,086,225
Carissa L. Rodeheaver	4,207,027	141,220	1,086,225

Proposal 2 – Approval of the First United Corporation 2018 Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
4,068,493	229,158	50,596	1,086,225

Proposal 3 – Adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers in 2017:

For	Against	Abstain	Broker Non-Votes
4,049,081	246,672	52,494	1,086,225

Proposal 4 – Ratification of the Appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for 2018:

For	Against	Abstain	Broker Non-Votes
5,361,713	39,715	33,044	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit	Description

10.1	First United Corporation 2018 Equity Compensation Plan (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 21, 2018	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO